55
SAI


                          THE MANAGERS FUNDS
                 STATEMENT OF ADDITIONAL INFORMATION
                       dated April 1, 1997, as
                                          ----
                   supplemented September 11, 1997
                   -------------------------------
            40 Richards Avenue, Norwalk, Connecticut 06854
                   Investor Services: (800) 835-3879

           This Statement of Additional Information relates to the Managers Income Equity Fund, Capital Appreciation Fund, Special Equity Fund, International Equity Fund, (collectively the "Equity Funds") and the Managers Short Government Fund, Short and Intermediate Bond Fund, Intermediate Mortgage Fund, Bond Fund, and Global Bond Fund (collectively the "Income Funds"), (each a "Fund" and collectively the "Funds") of The Managers Funds, a no-load, open-end management investment company, organized as a Massachusetts business trust (the "Trust"). Additional Information regarding the Managers Money Market Fund is contained separately in Managers Money Market Fund Statement of Additional Information.

            This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Prospectuses of the Funds, dated April 1, 1997, as supplemented September 11, 1997,
                             -------------------------------------
  copies of which may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, CT 06854 (800) 835-3879 or
(203) 857-5321.

           This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by effective prospectuses for the Funds.
                          TABLE OF CONTENTS



I.        INVESTMENT RESTRICTIONS                           1

II.       PORTFOLIO TURNOVER                                3
                                                           ---
III.      TRUSTEES AND OFFICERS                             4
                                                           ---
IV.       MANAGEMENT OF THE FUNDS                           7

V.        FUND MANAGEMENT AGREEMENT                         8
                                                           ---
VI.       ASSET MANAGER PROFILES                            12
                                                           ---
VII.      ADMINISTRATIVE SERVICES; DISTRIBUTION
          ARRANGEMENTS                                      16

VIII.     PORTFOLIO SECURITIES TRANSACTIONS                 16

IX.       NET ASSET VALUE                                   18

X.        TAX INFORMATION                                   19
                                                            ---
XI.       CUSTODIAN, TRANSFER AGENT AND
          INDEPENDENT PUBLIC ACCOUNTANT                     22
                                                            ---
XII.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF
          SECURITIES                                        23
                                                            ---
XIII.     OTHER INFORMATION                                 24
                                                            ---
XIV.      PERFORMANCE INFORMATION                           38
                                                            ---
XV.       FINANCIAL STATEMENTS                              41
                                                            ---

                     I. INVESTMENT RESTRICTIONS

     Except as described below, the following investment restrictions are fundamental and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or substantially all of a Fund's assets in an open-end management investment company, or a series thereof, with the same investment objective or objectives as such Fund, no Fund may:

      1.    Invest  in  securities  of any  one  issuer  (other  than
securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets; except that up to 25% of the value of the Intermediate Mortgage Fund's total assets may be invested without regard to this limitation. The Global Bond Fund may invest up to 50% of its assets in bonds issued by foreign governments which may include up to 25% of such assets in any single government issuer.

      2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment; provided, however, that the Intermediate Mortgage Fund will invest more than 25% of its assets in the mortgage and mortgage-finance industry even during temporary defensive periods. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

      3. Acquire more than 10% of the outstanding voting securities of any one issuer.

     4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower. It may borrow only from banks as a temporary measure for extraordinary or emergency purposes. It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness.

      5. Invest in securities of an issuer which together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of its total assets would then be invested in such securities.

      6. Invest more than 15%, of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

      7. Invest in companies for the purpose of exercising control or management.

      8. Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      9. Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

     10. Engage in the business of underwriting securities issued by others.

      11. Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of The Managers Funds, L.P. or any portfolio manager in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

      12. Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard & Poor's, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements." It may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-l/3% of its total assets, except that there is no such percentage limitation with respect to the Short Government Fund. See "Other Information -- Loan Transactions."

      13. Purchase the securities of other Funds or investment companies except (i) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by its shareholders, (ii) for shares in the Money Market Fund in accordance with an order of exemption issued by the Securities and Exchange Commission (the "SEC"), and (iii) each Fund, may purchase securities of investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

     14. Purchase from or sell portfolio securities to its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

      15. Purchase or retain the securities of an issuer if, to the Trust's knowledge, one or more of the directors, trustees or officers of the Trust, or the portfolio manager responsible for the investment of the Trust's assets or its directors or officers, individually own beneficially more than l/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities.

     16.  Issue senior securities.

           Unless otherwise provided, for purposes of investment restriction (2) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

           In addition to the foregoing investment restrictions which may not be changed without shareholder approval, the Funds are subject to the following operating policies which may be amended by the Trust's Board of Trustees. Pursuant to these operating policies, no Fund may:

     1.   Invest in real estate limited partnership interests.

     2.   Invest in oil, gas or mineral leases.

      3. Invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

      4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums paid on such positions would exceed 5% of the Fund's net asset value. The Money Market Fund may not purchase futures contracts or options thereon.

      5. Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions; provided, however, that each Fund may make margin deposits in connection with futures contracts or other permissible investments.

     6.   Effect short sales of securities.

      7. Write or sell uncovered put or call options. The security underlying any put or call purchased or sold by a Fund must be of a type the Fund may purchase directly, and the aggregate value of the obligations underlying the puts may not exceed 50% of the Fund's total assets.


                       II. PORTFOLIO TURNOVER

      Generally, securities are purchased for the Managers Income Equity Fund, Capital Appreciation Fund, Special Equity Fund, and International Equity Fund for investment purposes and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their portfolio managers.

      For the fiscal year ended December 31, 1996, the portfolio turnover rate for Income Equity Fund was 33%, for Capital Appreciation Fund was 172%, for Special Equity Fund 56%, and for International Equity Fund was 30%. For the fiscal year ended December 31, 1995, the portfolio turnover rate for Income Equity Fund was 36%, for Capital Appreciation Fund was 134%, for Special Equity Fund was 65%, and for International Equity Fund was 73%.

      For the fiscal year ended December 31, 1996, the portfolio turnover rate for Short Government Fund was 169%, for Short and Intermediate Bond Fund was 96%, for Bond Fund was 72% and for Global Bond Fund was 202%. For the fiscal year ended December 31, 1995, the annual portfolio turnover rate for Short Government Fund was 238%, for Short and Intermediate Bond Fund was 131%, for Bond Fund was 46% and for Global Bond was 214%. The higher than 100% turnover rate for the Short and Intermediate Bond Fund was due to sales of portfolio investments to meet shareholder redemptions.

       The Intermediate Mortgage Fund generally engages in a significant amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will generally have a higher incidence of short-term capital gains, which is taxable as ordinary income, than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The Intermediate Mortgage Fund's rates of portfolio turnover for the years ended December 31, 1996 and December 31, 1995 were 232% and 506%, respectively.

     With the exception of the Intermediate Mortgage Fund, the higher portfolio turnover rates for the Income Funds are not expected to result in significantly higher brokerage fees because the securities primarily purchased and sold by these Funds are usually traded on a principal basis with no commission paid. The added costs from brokerage fees and the possibility of more highly taxed short-term capital gains, which may be offset against capital loss carryovers, with respect to the Intermediate Mortgage Fund are weighed against the anticipated gains from trading.

     The Bond, Short and Intermediate Bond and Short Government Funds trade more actively to realize gains through market timing and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy generally results in higher portfolio turnover for these Funds.

                     III. TRUSTEES AND OFFICERS

      The Trust is governed by the Trustees who provide broad supervision over the affairs of the Trust and the Funds. The Trustees and officers of the Trust are listed below together with their principal occupations during at least the past five years, as well as Trustees' dates of birth. References to The Managers Funds, L.P., the Manager of the Trust, should be read to apply to Evaluation Associates Investment Management Company, the predecessor of The Managers Funds, L.P., for periods prior to August 17, 1990.

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
ROBERT P. WATSON1                 President and Trustee of The
40 Richards Avenue                Managers Funds; Chairman and
Norwalk, CT  06854                Chief Executive Officer,
Chief Executive Officer,          Evaluation Associates Investment
President, Trustee                Management Company (predecessor
                                  of The Managers Funds, L.P.)
Date of birth: 1/21/34            (prior to June 1988 and from
                                  August 1989 to August 1990);
                                  Partner, The Managers Funds,
                                  L.P. (since August 1990);
                                  Executive Vice President,
                                  Evaluation Associates, Inc.
                                  (June 1988 to August 1989).

WILLIAM W. GRAULTY                Practicing Attorney (1977 to
65 LaSalle Road                   present); Executive Vice
West Hartford, CT 06107           President and Head of Trust
Trustee                           Division, The Connecticut Bank
                                  and Trust Company, N.A. (1956 to
Date of birth: 12/30/23           1976); President, American
                                  Bankers Association, Trust
                                  Division (1974 to 1975);
                                  President Connecticut Bankers
                                  Association, Trust Division (1966
                                  to 1968).
MADELINE H. McWHINNEY             President, Dale, Elliott &
24 Blossom Cove                   Company (management consultants)
Middletown, NJ  07701             (1977 to present); Assistant Vice
Trustee                           President and Financial
                                  Economist, Federal Reserve Bank
Date of birth:  3/11/22           of New York (1943 to 1973);
                                  Trustee and Treasurer, Institute
                                  of International Education (since
                                  1975); Assistant Director,
                                  Operations, Whitney Museum of
                                  American Art (1983 to 1986);
                                  Member, Advisory Committee on
                                  Professional Ethics, New Jersey
                                  Supreme Court (March 1983 to
                                  present).

STEVEN J. PAGGIOLI                Executive Vice President and
479 West 22nd Street              Director, Wadsworth & Associates,
New York, NY  10011               Inc. (1986 to present); Vice
Trustee                           President, Secretary and
Date of birth: 4/3/50             Director, First Fund
                                  Distributors, Inc. (1991 to
                                  present); Vice President,
                                  Secretary and Director;
                                  Investment Company Administration
                                  Corporation (1990 to present);
                                  President and Director,
                                  Southampton Investment Management
                                  Company, Inc. (1991 to present);
                                  Trustee of Professionally Managed
                                  Portfolios (1991 to present).

THOMAS R. SCHNEEWEIS              Professor of Finance (1985 to
University of Massachusetts       present), Associate Professor of
School of Management              Finance (1980-1985), Ph.D.
Amherst, MA  01003                Director (Acting) (1985 to 1986),
Trustee                           Chairman (Acting) Department of
Date of birth: 5/10/47            General Business and Finance
                                  (1981-1982), and Assistant
                                  Professor of Finance (1977-1980),
                                  University of Massachusetts;
                                  Teaching Assistant, University of
                                  Iowa Principal Occupation (1973-
                                  1977); Financial Consultant,
                                  Ehlers and Associates (1970-
                                  1973).








Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
PETER M. LEBOVITZ                 Director of Marketing, The
40 Richards Avenue                Managers Funds, L.P. (September
Norwalk, CT 06854                 1994 to present); Director of
Vice President                    Marketing, Hyperion Capital
                                  Management, Inc. (June 1993 to
                                  June 1994); Senior Vice President
                                  and Chief Investment Officer,
                                  Greenwich Asset Management, Inc.
                                  (April 1989 to June 1993).

                                  Director of Operations, The
DONALD S. RUMERY                  Managers Funds, L.P. (December
40 Richards Avenue                1994 to present)
Norwalk, CT 06854                 Vice President, Signature
Secretary,                        Financial Group (March 1990 to
----------                        December 1994)
Treasurer (Principal Financial    Vice President, The Putnam
and Accounting Officer)           Companies (August 1980 to March
                                  1990).

GIANCARLO (JOHN) E. ROSATI        Vice President (July 1992 to
40 Richards Avenue                Present) and Assistant Vice
Norwalk, CT  06854                President (July 1986 to June
Assistant Treasurer               1992), The Managers Funds, L.P.;
                                  Accountant, Gintel Co. (June 1980
                                  to June 1986).


PETER M. McCABE                   Portfolio Administrator, The
40 Richards Avenue                Managers Funds, L.P. (August 1995
Norwalk, CT  06854                to Present); Portfolio
Assistant Treasurer               Administrator, Oppenheimer
                                  Capital, L.P. (July 1994 to
                                  August 1995); College Student
                                  (September 1990 to June 1994).

Trustees' Compensation:
     The Trust's Disinterested Trustees receive an annual retainer of $10,000, and meeting fees of $750 for each in-person meeting attended and $200 for participating in each telephonic meeting. There are no pension or retirement benefits provided by the Trust or any affiliate of the Trust to the Trustees. The Trust does not pay compensation to its officers. The following chart sets forth the aggregate compensation paid to each Disinterested Trustee for the year-ended December 31, 1996:

                               Aggregate          Total Compensation
from
                              Compensation        Registrant and Fund
Complex
     Name of Trustee          from Trust          Paid to
Trustees
     William W. Graulty        $12,250            $12,250
     Madeline H. McWhinney      13,000             13,000
     Steven J. Paggioli         13,000             13,000
     Thomas R. Schneeweis       13,000             13,000

     As indicated above, certain of the Trust's officers also hold positions with The Managers Funds, L.P., the Manager of the Trust. All Trustees and officers as a group owned less than 1% of the shares of any of the Funds outstanding on the date of this Statement of Additional Information.

                     IV. MANAGEMENT OF THE FUNDS

     The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Trust has engaged the services of The Managers Funds, L.P. (the "Manager") as investment manager and administrator to each of the Funds. The assets of the Funds, are managed by asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected by the Manager, subject to the review and approval of the Trustees. The Trust has also retained the services of the Manager as administrator to carry out the day-to-day administration of the Trust and the Funds.

     The Manager recommends Asset Managers for each Fund to the Trustees based upon its continuing quantitative and qualitative evaluation of the Asset Managers' skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Asset Manager, and the Manager does not expect to recommend frequent changes of Asset Managers. The Trust has obtained from the SEC an order permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees but without the requirement of shareholder approval. At meetings held on December 5, 1994 and December 15, 1994, the shareholders of the Funds approved the operation of the Trust in this manner. Pursuant to the terms of the order, the Manager is to be able, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Asset Managers after events that under the 1940 Act and the sub-advisory agreements would be an automatic termination of the agreement. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund. The Manager and its corporate predecessor have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors.

     The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Trustees, and the Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A part of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers.

     Generally, no Asset Manager provides any services to any Fund except asset management and related recordkeeping services. However, an Asset Manager or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

     An Asset Manager may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to The Managers Funds, L.P. or its affiliates. The advisory agreement with each Asset Manager (each, an "Asset Management Agreement") requires the Asset Manager of a Fund to provide fair and equitable treatment to such Fund in the selection of portfolio investments and the allocation of investment opportunities, but does not obligate the Asset Manager to give such Fund exclusive or preferential treatment.

     Although the Asset Managers make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of an Asset Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s) pursuant to a formula considered equitable by the Asset Managers. In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Fund is concerned. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of such Fund.

     The Board of Trustees and the Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code"). The Code generally requires employees of the Manager to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on trading securities based on information about the Funds' trading.

                    V. FUND MANAGEMENT AGREEMENT

     The Trust has entered into a Fund Management Agreement (the
"Fund Management Agreement") with the Manager which, in turn, has entered into Asset Management Agreements with each of the Asset
Managers selected for the Funds.

     The Manager is a Delaware limited partnership. Its general partner is a corporation that is wholly owned by Robert P. Watson, President and a Trustee of the Trust.

     Under the Fund Management Agreement, the Manager is required to
(i) supervise the general management and investment of the assets and securities portfolio of each Fund; (ii) provide overall investment programs and strategies for each Fund; (iii) select and evaluate the performance of Asset Managers for each Fund and allocate the Fund's assets among such Asset Managers; (iv) provide financial, accounting and statistical information required for registration statements and reports with the SEC; and (v) provide the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

     The Fund Management Agreement runs from year to year so long as its continuance is approved at least annually by the Trustees or by a 1940 Act majority vote of the shareholders of each Fund and those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the agreements (the "Disinterested Trustees"). Any amendment to the Fund Management Agreement must be approved by a 1940 Act majority vote of the shareholders of the relevant Fund and by the majority vote of the Trustees. The Fund Management Agreement is subject to termination, without penalty, by the Disinterested Trustees or by a 1940 Act majority vote of the shareholders of each Fund on 60 days written notice to the Manager or by the Manager on 60 days written notice to the Fund, and terminates automatically if assigned.

     The following table sets forth the annual management fee rates currently paid by each Fund to the Manager, together with the portion of the management fee that is retained by the Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Asset Managers. Individual Asset Manager fees are set forth in the Prospectuses under the heading "Management of the Funds - Investment Manager," and vary, including in some cases among Asset Managers of a single Fund.


                                             Weighted Average
                         Total Management    of the Manager's
     Name of Fund              Fee            portion of the
                                             Total Management
                                                    Fee
 Income Equity Fund                  0.75%              0.40%
 Capital Appreciation                0.80%              0.40%
 Fund
 Special Equity Fund                 0.90%              0.40%
 International Equity                0.90%              0.40%
 Fund
 Short Government                    0.20%              0.00%
 Fund*
 Short and                           0.50%              0.25%
 Intermediate Bond
 Fund
 Intermediate                        0.45%              0.25%
 Mortgage Fund
 Bond Fund                           0.625%            0.375%
 Global Bond Fund                    0.70%              0.35%

 * Reflects voluntary fee waiver by the Manager which may be modified or terminated at any time in the sole discretion of the Manager. In the absence of such waiver, the maximum total management fee payable by the Short Government Fund would be 0.45% and the weighted average of the Manager's portion of the total management fee would be 0.25%.

     The amount of each Fund's management fee that is retained by the Manager may vary for a Fund due to changes in the allocation of assets among its Asset Managers, the effect of an increase in the Fund's net asset value on the fees payable to its Asset Managers, and/or the implementation, modification or termination of voluntary fee waivers by the Manager and/or one or more of the Asset Managers. Given the asset management arrangements currently in effect, the Manager's portion of the Short Government Fund's total management fees would not exceed 0.25%.

     During the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid the following fees to the Manager under the Fund
Management Agreement and the Manager paid the following fees to each Asset Manager under the Asset Management Agreements:

                     January 1, 1996-December 31,    January 1, 1995-December
                                 1996                       31, 1995


                                Approxi- Fee Paid           Approxi- Fee Paid
                                mate Fee    to              mate Fee to Asset
                    Fee Paid to Retain-    Asset   Fee Paid Retain-   Manager
 Name of Fund/Asset   Manager    ed by    Manager     to     ed by      by
      Manager                   Manager     by     Manager  Manager  Manager/
                                         Manager/                        1
                                             1
 Income Equity Fund    $349,821 $175,519           $299,824 $150,565
 Scudder, Stevens &                        $86,220                     $74,220
 Clark, Inc.
 Spare, Kaplan,
 Bischel &                                 $88,082                     $75,039
      Associates

 Capital               $761,925 $380,963           $635,588 $318,716
 Appreciation Fund
Essex Investment
 Management Co.,                               N/A                         N/A
 Inc./8
 Husic Capital                             $60,917                         N/A
 Management/2

 Special Equity      $1,572,132 $698,733           $977,869 $435,343
 Fund
 Liberty Investment
 Mgmt.
                                          $266,030                    $187,691
 Pilgrim Baxter &                         $305,198                    $190,981
 Associates/6
 Westport Asset                           $302,171                    $163,854
 Mgmt, Inc.

 International       $1,856,193 $824,774           $948,514 $422,512
 Equity Fund
 Lazard Fr?res
 Asset Management                         $516,157                    $215,232
 Co/7
 Scudder, Stevens &                       $515,262                    $310,770
 Clark, Inc.

 Short Government       $11,423       $0            $15,835      N/A
 Fund
 Jennison
 Associates Capital                        $11,423                     $15,835
      Corp/3

 Short and             $116,037  $58,018           $128,254  $64,209
 Intermediate Bond
 Fund
 Standish, Ayer &                          $58,019                     $34,464
 Wood, Inc.


 Intermediate          $143,803  $79,890           $241,141 $118,967
 Mortgage Fund
 Jennison
 Associates Capital                        $63,913                     $95,174
      Corp/4

                        January 1, 1994-December
                                31, 1994

                                  Approxi-  Fee Paid
                                  mate Fee  to Asset
                        Fee Paid  Retained   Manager
  Name of Fund/Asset       to        by        by
       Manager           Manager   Manager  Manager/
                                                1
Income Equity Fund       $339,061  $170,110
Scudder, Stevens &                            $83,842
Clark, Inc.
Spare, Kaplan, Bischel
&                                             $85,108
     Associates

Capital Appreciation     $669,940  $335,074
Fund
Essex Investment
Management                                        N/A
Company, Inc./8
Husic Capital                                     N/A
Management/2

Special Equity Fund      $972,495  $468,413

Liberty Investment                           $194,588
Management

Pilgrim Baxter &                              $33,634
Associates/6
Westport Asset                               $160,027
Management, Inc.

International Equity     $728,272  $323,639
Fund
Lazard Fr?res Asset                               N/A
Management Co/7
Scudder, Stevens &                           $404,633
Clark, Inc.

Short Government Fund    $197,692  $109,438
Jennison Associates                            $2,338
Capital
     Corp/3

Short and Intermediate   $433,531  $217,375
Bond Fund
Standish, Ayer & Wood,                        $84,716
Inc.


Intermediate Mortgage    $646,916  $439,614
Fund
Jennison Associates                           $23,470
Capital
     Corp/4

                       January 1, 1996-December    January 1, 1995-December 31,
                              31, 1996                         1995


                              Approxi-  Fee Paid           Approxi- Fee Paid
                              mate Fee     to                mate   to Asset
                     Fee Paid Retained   Asset   Fee Paid    Fee    Manager
Name of Fund/Asset      to       by     Manager     to     Retaine     by
      Manager        Manager   Manager     by     Manager    d by   Manager/
                                        Manager/           Manager     1
                                           1
Bond Fund            $180,197  $108,240           $162,594  $97,557
Loomis, Sayles &                         $71,957                     $65,037
Company, Inc.

Global Bond Fund     $126,043   $62,024            $86,482  $43,466
Rogge Global                             $64,019                     $43,016
Partners/5


1/Does not reflect payments made to asset managers whose relationship with a
Fund has been terminated.
2/ Portfolio manager hired during 1996.
3/Portfolio manager hired during 1994.  Reflects waiver of a portion of management fees by the Manager. In the absence of such waiver, the Manager would have received an additional  $29,861, $19,793 and $14,280 for the fiscal years ended December 31,
  1994, December 31, 1995 and December 31, 1996, respectively.
4/Portfolio manager hired during 1994.  Reflects waiver of a portion of management fees by the Manager.  In the absences of such waiver, the Manager would have received an additional $115,723 and $130,528 for the fiscal years ended
  December 31, 1994 and December 31, 1993, respectively.
5/ Fund commenced operation during 1994.
6/ Portfolio manager hired during 1994.
7/ Portfolio manager hired during 1995.
8/ Portfolio manager hired during 1997.






                         January 1, 1994-December 31,
                                    1994

                                  Approxi-  Fee Paid
                                  mate Fee     to
                        Fee Paid  Retained   Asset
  Name of Fund/Asset       to        by     Manager
       Manager           Manager  Manager      by
                                           Manager/1
Bond Fund                $237,886 $142,664
Loomis, Sayles &                              $95,222
Company, Inc.

Global Bond Fund          $52,093  $27,100
Rogge Global                                  $24,993
Partners/5



1/Does not reflect payments made to asset managers whose relationship with a Fund has been terminated.
2/ Portfolio manager hired during 1996.
3/Portfolio manager hired during 1994. Reflects waiver of a portion of management fees by the Manager. In the absence of such waiver, the Manager would have received an additional $29,861, $19,793 and $14,280 for the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, respectively.
4/Portfolio manager hired during 1994. Reflects waiver of a portion of management fees by the Manager. In the absences of such waiver, the Manager would have received an additional $115,723 and $130,528 for the fiscal years ended December 31, 1994 and December 31, 1993, respectively.
5/Fund commenced operation during 1994.
6/ Portfolio manager hired during 1994.
7/ Portfolio manager hired during 1995.
8/ Portfolio manager hired during 1997.


            Voluntary Fee Waivers and Expense Limitation

     From time to time, the Manager may agree voluntarily to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Manager may waive all or a portion of its fee for a number of reasons such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from (i) a reallocation of Fund assets among Asset Managers, (ii) negotiation by the Manager of a lower fee payable to an Asset Manager, or (iii) a voluntary waiver by an Asset Manager of all or a portion of the fees it would otherwise be entitled to receive from the Manager with respect to the Fund. The Manager may also decide to waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables above and in the Illustrative Expense Information located in the front of the Prospectuses of the Equity Funds and the Income Funds. Voluntary fee waivers by the Manager or by any Asset Manager may be terminated or reduced in amount at any time and solely in the discretion of the Manager or Asset Manager concerned. Shareholders will be notified of any change on or about the time that it becomes effective.

                     VI. ASSET MANAGER PROFILES

     The Asset Managers for each Fund are set forth in the respective Prospectuses. Assets of each of the Equity Funds are currently allocated among more than one Asset Manager to provide diversification among investment strategies. However, not all Asset Managers with whom Asset Management Agreements are in effect will be funded at all times. As of the date of this Statement of Additional Information, the following are the Asset Managers for each Fund. These Asset Managers have no affiliations with the Funds or with the Manager.

     The following information regarding the names of all controlling persons of each Asset Manager and the basis of such control has been supplied by such Asset Manager.

                         INCOME EQUITY FUND

CHARTWELL INVESTMENT PARTNERS, INC.
-----------------------------------

     The firm is a Limited Partnership which was founded in 1997.  It
---------------------------------------------------------------------
is controlled by Bobcat Partners, L.P., which is controlled by John
---------------------------------------------------------------------
 McNiff, James Croney, Jr., and Michael Kennedy.
-----------------------------------------------

SCUDDER, STEVENS & CLARK, INC.

     Scudder, Stevens & Clark, Inc. is a privately-held Delaware corporation. Daniel Pierce is the Chairman of the Board and Edmond
D. Villani is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith, Lynn S. Birdsong, Nicholas Bratt, E. Michael Brown, Mark S. Casady, Linda E. Coughlin, Margaret D. Hadzima, Jerard
K. Hartman, Richard A. Holt, Dudley H. Ladd, Thomas H. O'Brien, John
T. Packard, Kathryn L. Quirk, Cornelia M. Small and Stephen A. Wohler are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and non-voting securities of Scudder are held of record by Stephen R. Beckwith, Daniel Pierce, Juris Padegs and Edmund D. Villani in their capacity as representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder, and the Representatives. Pursuant to such Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and non-voting stock; all Principals own non-voting stock.

                      CAPITAL APPRECIATION FUND

ESSEX INVESTMENT MANAGEMENT COMPANY, INC.

     Essex was founded in 1976, and is a Massachusetts corporation which is controlled by Joseph C. McNay.

HUSIC CAPITAL MANAGEMENT

     The firm is was formed in 1986 as a limited partnership which is 100% owned by Frank J. Husic.

                         SPECIAL EQUITY FUND

LIBERTY INVESTMENT MANAGEMENT

     Liberty Investment Management is a division of Goldman Sachs Asset Management, which itself is a separate operating division of Goldman, Sachs & Co. The general partners of Goldman, Sachs & Co. are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSGLP is also a parent of GSCLLC. GSC is the sole general partner of GSGLP.

PILGRIM BAXTER & ASSOCIATES

     Pilgrim Baxter & Associates is owned by United Asset Management, a public company.


WESTPORT ASSET MANAGEMENT, INC.

     Westport Asset Management, Inc. is owned by Andrew J. Knuth
(5l%) and by Ronald H. Oliver (49%), each of whom is active as a portfolio manager/analyst.


KERN CAPITAL MANAGEMENT, LLC
----------------------------

     Kern Capital Management LLC ("KCM") is a Delaware limited
--------------------------------------------------------------
liability company founded in 1997.  Robert E. Kern is the portfolio
---------------------------------------------------------------------
manager, as well as the firm's Managing Member, President and Chief
---------------------------------------------------------------------
Executive Officer.
------------------

     KCM is controlled by Robert E. Kern, David G. Kern, and Fremont
--------------------------------------------------------------------
 Investment Advisors, Inc., a subsidiary of Fremont Investment
---------------------------------------------------------------
Advisors, Inc. which is affiliated with The Fremont Group.
----------------------------------------------------------


                      INTERNATIONAL EQUITY FUND

SCUDDER, STEVENS & CLARK, INC.
(See INCOME EQUITY FUND)

LAZARD, FRERES ASSET MANAGEMENT CO.

     Lazard, Fr?res Asset Management Co. is a New York limited liability company founded in 1848. The managing directors are Eileen
D. Alexanderson, Thomas F. Dunn, Norman Eig, Herbert W. Gullquist, Larry A. Kohn, Robert P. Morgenthau, John R. Reese, John R.
Reinsberg, Michael S. Rome and Alexander E. Zagoreos.


                        SHORT GOVERNMENT FUND

JENNISON ASSOCIATES CAPITAL CORP.

     Jennison Associates Capital Corp. is a wholly-owned subsidiary of The Prudential Securities Company of America.

                  SHORT AND INTERMEDIATE BOND FUND

STANDISH, AYER & WOOD, INC.

     Edward H. Ladd, Director and Chairman, and George W. Noyes, Director and President, each owns more than 10% of the outstanding voting securities of Standish. Caleb F. Aldrich, Managing Director and Vice President, Davis B. Clayson, Managing Director and Vice President, Dolores S. Driscoll, Managing Director and Vice President, Richard C. Doll, Director and Vice President, Maria D. O'Malley, Director and Vice President, and Richard S. Wood, Director, Vice President and Secretary, each own more than 5% of the outstanding voting securities of Standish. Nicholas S. Battelle, Walter M. Cabot, David H. Cameron, Karen K. Chandor, Lawrence H. Coburn, James E. Hollis, III, Laurence A. Manchester, Arthur H. Parker, Howard B. Rubin, Austin C. Smith and Ralph S. Tate are each a Director and Vice President of Standish. Each owns less than 5% of the outstanding voting securities of Standish.


                     INTERMEDIATE MORTGAGE FUND

JENNISON ASSOCIATES CAPITAL CORP.
(See SHORT GOVERNMENT FUND)


                              BOND FUND

LOOMIS, SAYLES & COMPANY, INC.

     The New England owns 92% of Loomis, Sayles (which operates independently) with the remaining 8% owned by about 70 professionals.

                          GLOBAL BOND FUND

ROGGE GLOBAL PARTNERS plc

     Rogge Global Partners plc. is owned by United Asset Management, a public company.

       VII. ADMINISTRATIVE SERVICES; DISTRIBUTION ARRANGEMENTS

     The Trust has also retained the services of The Managers Funds, L.P. as administrator (the "Administrator").

     The Managers Funds, L.P. also serves as distributor (the "Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of shares.

     The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually if specifically approved by the Trustees or by a vote of the Trust's outstanding shares, including a majority of the Trustees who are not "interested persons" of the Trust or the respective Distributor, as such term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

               VIII. PORTFOLIO SECURITIES TRANSACTIONS

     The Asset Management Agreements between the Manager and the Asset Managers provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each Asset Manager is to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to the applicable Fund, the Asset Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, the Asset Managers, in selecting brokers to execute particular transactions and in evaluating the best net price and execution available, are authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided by the broker. The Asset Managers are also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Asset Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Asset Manager exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Asset Manager. The Funds may purchase and sell portfolio securities through brokers who provide the Fund with research services.

     The Trustees will periodically review the total amount of commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to each Fund of using particular brokers or dealers. It is possible that certain of the services received by the Asset Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Asset Managers.

     The fees of the Asset Managers are not reduced by reason of their receipt of such brokerage and research services. Generally, no Asset Manager provides any services to any Fund except portfolio investment management and related record-keeping services. However, an Asset Manager for a particular Fund or its affiliated broker-dealer may execute portfolio transactions for such Fund and receive brokerage commissions for doing so in accordance with Section 17(e) of the 1940 Act and the procedures adopted by the Trustees in accordance with the rules thereunder. An Asset Manager for a Fund or its affiliated broker-dealers may not act as principal in any portfolio transaction for any Fund with which it is affiliated.

     In allocating portfolio transactions for a Fund among several broker-dealers, an Asset Manager may, but is not required to, take into account any sales of shares of that Fund by the broker-dealer or by an affiliate of the broker-dealer.

     For the fiscal year ended December 31, 1996, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions was $44,936 for Income Equity Fund, $421,852 for Capital Appreciation Fund, $278,627 for Special Equity Fund, and $555,519 for International Equity Fund. For the fiscal year ended December 31, 1995, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions were $69,964 for Income Equity Fund, $283,673 for Capital Appreciation Fund, $119,418 for Special Equity Fund and $421,365 for International Equity Fund. For the fiscal year ended December 31, 1994, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions were $73,083 for Income Equity Fund,$276,975 for Capital Appreciation Fund, $117,854 for Special Equity Fund and $109,595 for International Equity Fund.

     During the fiscal year ended December 31, 1996, the Capital Appreciation Fund paid brokerage commissions totaling $49,756 to Fahnestock & Co.("Fahnestock"), an affiliated broker-dealer of Hudson Capital Advisers which then served as an Asset Manager. Effective September 1996, Husic Capital Management replaced Hudson Capital Advisers as an Asset Manager for this Fund. During the fiscal year ended December 31, 1995, the Capital Appreciation Fund paid brokerage commissions totaling $41,584 to Fahnestock. During the fiscal year ended December 31, 1994, the Capital Appreciation Fund paid brokerage commissions totaling $69,584 to Fahnestock. The brokerage commissions paid to Fahnestock by the Capital Appreciation Fund represented 12% of the total brokerage commissions paid by that fund during the fiscal year ended December 31, 1996; 15% during the fiscal year ended December 31, 1995; and 25% during the fiscal year ended December 31, 1994. Such commissions were paid in connection with portfolio transactions the dollar amount of which represented 8, 16% and 22%, respectively, of the aggregate dollar amount of all portfolio transactions involving the payment of commissions by the Fund during those fiscal years. Brokerage commissions were paid to Fahnestock in compliance with procedures established by the Trustees, pursuant to which the commissions were determined to be comparable to commissions charged by other brokers for similar transactions and by Fahnestock to similarly situated clients.


                         IX. NET ASSET VALUE
   ;
     The net asset value of the shares of each Fund is determined each day on which the New York Stock Exchange ("NYSE") is open for trading (a "Pricing Day"). The weekdays that the NYSE is expected to be closed are New Year's Day, Martin Luther King Day,
                             -----------------------
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Assets of the Funds are valued as follows:

     Equity securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last bid price on such principal exchange prior to the close of trading on the NYSE. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined by the Asset Manager to be the primary market for such security. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees.

     Fixed-income securities are generally valued at the last quoted bid price prior to the close of trading on the NYSE. Fixed-income securities for which quoted prices are not readily available will be valued at fair market value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees. Certain foreign fixed-income securities are valued at the last quoted sale price.

     Trading of securities owned by a Fund, particularly the International Equity Fund and Global Bond Fund, for which the principal trading market is a foreign securities exchange may occur on days other than Pricing Days. Accordingly, the values of securities in a Fund's portfolio may be subject to changes on such days, which changes would not be reflected in the Fund's net asset value until the next Pricing Day. In addition, trading on foreign securities exchanges may not take place on all Pricing Days. Generally securities traded on foreign securities exchanges will be valued for net asset value purposes at the close of the principal exchange on which they are traded, which may not be the same time that the Fund's net asset values are determined. If an event occurs after the close of a principal exchange that is likely to affect the valuation of a particular security trading on that exchange, such security may be valued at fair value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees.

     For purposes of determining the net asset value of any Fund which holds non-dollar denominated portfolio instruments, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the International Equity Fund, and Global Bond Fund may enter into forward foreign currency exchange or futures contracts, which will also have the effect of limiting any such gains. See "Other Information-Forward Foreign Currency Exchange Contracts."

                         X. TAX INFORMATION

     Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, a RIC must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures, forward contracts and certain investments in foreign currencies held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") each year, as well as 90% of its net tax-exempt interest income; (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the RIC's total assets and 10% of the outstanding voting securities of such issuer; and (v) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the U.S. government or other
RICs) of any one issuer or of two or more issuers which the RIC controls and which are engaged in the same, similar or related trades and businesses. In any year in which a RIC distributes 90% of its Investment Company Taxable Income and 90% of its net tax-exempt interest income, it will not be subject to corporate income tax on amounts distributed to its shareholders.

     If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

     If for any taxable year a Fund complies with certain requirements, then some or all of the dividends (excluding capital gain distributions) payable out of income of the Fund that are attributable to dividends received from domestic corporations may qualify for the 70% dividends-received deduction available to corporations.

     Ordinary income distributions and distributions of net realized short-term capital gains to shareholders who are liable for federal income taxes will be taxed as ordinary dividend income to such shareholders. Distributions of net mid-term and
                                   ------------
long-term capital gains to such shareholders are taxable as mid-term
                                                             --------
and long-term capital gains, respectively,
---
regardless of how long such shareholders have held shares of a Fund. These provisions apply whether the dividends and distributions are received in cash or accepted in shares. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such six-month period. A loss may be disallowed on the sale of shares of a Fund to the extent the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

     Dividends and other distributions by any Fund may also be subject to state and/or local taxes. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund. Additionally, shareholders who are foreign persons should consult with their own tax advisers concerning the foreign tax consequences of investing in a Fund.

     All of the Funds except for International Equity Fund may invest in futures contracts or options. Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") regardless of the length of time the contract was held. Also, section 1256 contracts held by a Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end paper gain or loss. The use of section 1256 contracts may force a Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

     Certain Funds may invest in obligations (such as zero coupon bonds) which are issued with original issue discount ("OID"). Under the code, OID is accrued as investment income over the life of the investment even in the absence of cash payments. Accordingly, such Funds may be required to sell some of their assets in order to satisfy the distribution requirements applicable to RICs.

     Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated forward contracts generally will be treated as ordinary income or loss. Any non-U.S. dollar denominated futures or options contract may be treated as either ordinary income or capital gain of it meets the requirements of Section 1256.

     Certain hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of capital gain realized by the Fund which, depending on its character, may be a long-term capital gain taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made.
The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The 30% limit on gains from the sale of certain assets held for less than three months and the diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

     The International Equity, Global Bond, Bond, Short and Intermediate Bond and Short Government Funds may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stock or securities in foreign corporations, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to, such foreign income taxes. It should be noted that only shareholders who itemize deductions may deduct foreign income taxes paid by them.

     Shareholders of each Fund will be notified each year of the amounts and tax status of dividends and distributions from their Fund. The notification will contain information for corporate shareholders of the Funds that are subject to federal income taxation of the extent to which, if any, the dividends paid by each Fund qualify for a deduction for dividends received. Despite such notification, the dividends-received deduction will not be available if the corporate shareholder has held shares of a Fund for less than 46 days and will be reduced to the extent that the acquisition of the shares was financed with indebtedness.

     Under the federal income tax law, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from all redemptions of shares except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, such distributions and redemption proceeds may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or with respect to those shareholders whom the Internal Revenue Service notifies the Funds of certain other non-compliance. If these withholding provisions are applicable, any distributions to, and proceeds received by, shareholders, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

     The Code imposes a four percent nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified under such tax law. Each Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax although it may not be possible for the Funds to avoid this tax in all instances.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only Federal income tax considerations with respect to the Funds and their shareholders. Foreign, state and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment of each Fund's shareholders and with respect to their own tax situation.


   XI. CUSTODIAN, TRANSFER AGENT AND INDEPENDENT PUBLIC ACCOUNTANT

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, as Custodian for all the Funds, is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when any of the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Fund will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Fund's default under the contract.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

     Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts 02266-8517, serves as the Transfer Agent for each of the Funds.

     Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts 02109, is the independent public accountant for each of the Funds.


      XII. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 11, 1997, Resource Bank "controlled" (within the meaning of the 1940 Act i.e., owned in excess of 25% of the shares
of) the Capital Appreciation Fund and Charles Schwab & Co.
"controlled" the Special Equity Fund. An entity which "controls" a particular Fund could have effective voting control over the operations of that Fund.

     The following chart identifies those shareholders of record on September 23, 1997 holding 5% or more of the outstanding shares of any of the Funds. Certain of these shareholders are omnibus processing organizations.

Income Equity Fund

     Huntington National Bank, Columbus, Ohio (18%)
     Charles Schwab & Co., Inc., San Francisco, California (17%)

Capital Appreciation Fund

     Resource Bank, Minneapolis, Minnesota (30%)

Special Equity Fund

     Huntington National Bank, Columbus, Ohio (11%)
     Resource Bank, Minneapolis, Minnesota (10%)
     Charles Schwab & Co., Inc., San Francisco, California (31%)

International Equity Fund

     Huntington National Bank, Columbus, Ohio (7%)
     Resource Bank, Minneapolis, Minnesota (11%)
     Charles Schwab & Co., Inc., San Francisco, California (22%)

Short Government Fund

     C.E. Broom, New London, New Hampshire (7%)

Short and Intermediate Bond Fund

     Huntington National Bank, Columbus, Ohio (6%)


Intermediate Mortgage Fund

     Roman Catholic Diocese, Syracuse, New York (8%)
     Huntington National Bank, Columbus, Ohio  (5%)

Bond Fund

     Charles Schwab & Co., Inc., San Francisco, California (11%)

     All shareholders are entitled to one vote for each share held. There is no cumulative voting. Accordingly, the holder or holders of more than 50% of the shares of the Trust would be able to elect all the Trustees. With respect to the election of Trustees and ratification of accountants the shareholders of separate Funds vote together; they generally vote separately by Fund on other matters.

                       XIII. OTHER INFORMATION

     Following is a description of various financial instruments and other terms referred to in the prospectus and statement of additional information.

     Asset-Backed Securities -- Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of states and federal consumer credit laws, some of which may reduce the ability to obtain full payment.
In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

     Bankers Acceptances -- Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Eurodollar bankers acceptances are U.S. dollar denominated bankers acceptances "accepted" by foreign branches of major U.S. commercial banks.

     Cash Equivalents -- Cash equivalents include certificates of deposit, bankers acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

     Certificates of Deposit -- Certificates of deposit are issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

     Commercial Paper -- Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company which matures in less than nine (9) months. Eurodollar commercial paper refers to notes payable by European issuers in U.S. dollars.

     Covered Call Options -- The Equity Funds, other than the International Equity Fund each may write covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. The Income Funds each may write covered call options on individuals bonds and on interest rate futures contracts. With the exception of the Short Government Fund and the Intermediate Mortgage Fund, all written call options must be listed on a national securities exchange or futures exchange. The Short Government Fund and the Intermediate Mortgage Fund may write unlisted options in negotiated transactions. (See "Dealer Options and "Puts and Calls".) The Funds will not change these policies until this Statement of Additional Information has been appropriately supplemented, and existing shareholders will be notified of such a change in the next regular report to them.

     A call option is a short-term contract (ordinarily having a duration of nine months or less) which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security, financial instrument, index or futures contract at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security, financial instrument, index or futures contract during the option period. A call option is "covered" if the Fund writing the option owns, (or has the immediate right to acquire without the payment of additional consideration), the underlying security or financial instrument, owns financial instruments whose returns are closely correlated with the financial instruments on which the option is written or segregates with the Custodian sufficient cash and/or short-term high quality securities to meet its obligations under the call.

     In order to terminate its obligation under an outstanding option which it has written, a Fund may make a "closing purchase transaction" i.e., purchase a call option on the same financial instrument, index or futures contract with the same exercise price and the same expiration date. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more, respectively, than the amount received from the sale thereof. A Fund may not effect a closing purchase transaction with respect to a written option after it has been notified of the exercise of the option. When a security, financial instrument, index or futures contract underlying a covered call option is sold from a Fund's portfolio, the Fund must effect a closing purchase transaction so as to close out any existing covered call option on that security, financial instrument, index or futures contract. A closing purchase transaction may be made only on an exchange which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, the Fund will not be able to sell the underlying security, financial instrument, index or futures contract until the option expires.

     The writing of option contracts is a highly specialized activity which involves investment techniques and risks different than those ordinarily associated with investment companies. A Fund pays brokerage commissions in connection with writing covered call options (or covered put options as discussed below) and effecting closing purchase transactions, as well as for purchases and sales of the underlying security, financial instrument, index or futures contract. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying security, financial instrument, index or futures contract appreciate. See "Portfolio Turnover."

     Covered Put Options -- The Equity Funds, except for the
International Equity Fund, may write covered put options on individual stocks, equity indices and equity index futures contracts. The Income Funds, may write covered put options on individual bonds and on interest rate futures contracts.

     A put option is a short-term contract (ordinarily having a duration of nine months or less) which gives the purchaser of the option, in return for a premium paid, the right to sell, and the writer the obligation to buy, the underlying security, financial instrument, index or futures contract at the exercise price at any time prior to the expiration of the option, regardless of the market price of the financial instrument, index or futures contract during the option period. A put option is "covered" if the Fund writing the option segregates with the Custodian sufficient cash and/or short-term high quality securities to meet its obligations under the put (or holds a put option on the same underlying security or financial instrument at an equal or greater exercise price with the same expiration date). The writer of a put option assumes the risk of a decrease in the value of the underlying security, financial instrument, index or futures contract. If such a decrease occurred, the option could be exercised and the underlying security, financial instrument, index or futures contract would then be sold to the writer at a price higher than its then current market value.

     A Fund may enter into closing purchase transactions on put options i.e., purchase a put option on the same financial instrument, index or futures contract with the same exercise price and the same expiration date. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a put option is less or more than the amount received from the sale thereof. A Fund may not effect a closing purchase transaction with respect to a written option after it has been notified of the exercise of the option. When the security, financial instrument, index, or futures contract underlying a covered put option is sold from the Fund's portfolio, the Fund must effect a closing purchase transaction to close out any existing put option on that security or other instrument. A closing purchase transaction may be made only on an exchange which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.

     Dealer Options -- Also known as OTC options, these are puts and calls for which the strike price, expiration and premium are privately negotiated. See "Other Information -- Puts and Calls." The Short Government Fund and the Intermediate Mortgage Fund may engage in dealer options, but only with major financial institutions who are member banks of the Federal Reserve System and approved as primary dealers in United States government securities by the Federal Reserve Bank of New York, and whose creditworthiness and financial strength are judged by the Asset Manager to be at least as good as that of financial institutions to which the Fund may loan portfolio securities. See "Other Information -- Loan Transactions."

     Equity Index Futures Contracts -- The Capital Appreciation Fund, Income Equity Fund and Special Equity Fund may enter into equity index futures contracts. An equity index futures contract is an agreement by the Fund to buy or sell an index relating to equity securities at a specified date and price. No payment is made when the Fund buys a futures contract and neither the index nor any securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment is made when the contract expires unless an offsetting transaction has been entered into. Equity index futures contracts will be used only as a hedge against anticipated changes in the level of stock prices or otherwise to the extent transactions permitted to entities exempt from the definition of the term commodity pool operator. See "Investment Restrictions."

     Eurodollar Bonds -- U.S. dollar-denominated bonds or debentures issued outside the United States.

     European Currency Unit Bonds -- The European Currency Unit ("ECU") is a basket of European currencies consisting of specified amounts of the currencies of ten members of the European community. The ECU is used by members as their budgetary currency to determine official claims and debts. It fluctuates with the daily exchange rate changes of the constituent currencies. The ECU is now defined by the following ten currencies: German Deutschmark, British Pound, French Franc, Italian Lira, Dutch Guilder, Belgian Franc, Luxembourg Franc, Finish Kroner, Irish Pound, and Greek Drachma. ECU bonds are bonds or debentures denominated in ECUs.

      Forward Foreign Currency Exchange Transactions -- The value of the assets of the International Equity Fund, Global Bond Fund, and the value of any foreign securities of other Funds, will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and such Funds may incur costs in connection with conversions between various currencies.

        The Funds will not hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. Each
Fund may enter into currency exchange transactions at the time of purchase or sale of a security by buying or selling a currency on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Alternatively, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to fix the expected cost or proceeds of the transaction relative to another currency through forward contracts to purchase or sell foreign currencies ("forward contracts").

      A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon the parties, at a price set at the time of the contract. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Custodian will segregate cash or marketable securities in an amount not less than the value of each Fund's total assets committed to forward contracts. If the value of the securities segregated declines, additional cash or securities will be added on a daily basis, i.e, "marked-to-market," so that the segregated amount will not be less than the amount of each Fund's commitments with respect to such contracts. Generally, the Funds will not enter into forward contracts with a term of greater than 90 days.

      At the maturity of a forward contract, a Fund may either accept or deliver the foreign currency or may terminate the obligation under the forward contract by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to sell or purchase, on the same maturity date, the same amount of the foreign currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. For example, should currency prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should currency prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract with respect to the foreign currency.

      To the extent that a Fund enters into foreign currency futures contracts, it will be subject to similar risk considerations. For more information concerning futures contracts, see "Certain Securities and Investment Techniques and Related Risks -- Hedging Techniques -- Futures Contracts" in the Prospectuses.

     The forecasting of currency movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a hedging transaction. For example, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

       Foreign currency exchange transactions do not eliminate fluctuations in the underlying prices of the securities. They simply establish rates of exchange for some future point in time. Additionally, although such transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

      The International Equity Fund does not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund would have more than 25% of the value of its respective total assets committed to such contracts. The other Funds, except for Global Bond Fund, do not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund would have more than 5% of the value of its total assets committed to such contracts. The Funds, except for Global Bond Fund, will also not enter into forward contracts or maintain a net exposure in such contracts where the Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Global Bond Fund may enter into forward contracts, unless, as a result, more than 50% of value of the Fund's total assets would be committed to such contracts.

     Interest Rate Futures Contracts -- The Income Funds may enter into interest rate futures contracts. An interest rate futures contract is an agreement by the Fund to buy or sell fixed-income securities at a specified date and price. No payment is made when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires unless an offsetting transaction has been entered into. Futures contracts will be used only as a hedge against anticipated interest rate changes or otherwise to the extent permitted to entities exempt from the definition of the term commodity pool operator. See "Investment Restrictions."

     Inverse Floating Obligations -- These are variable rate securities on which interest rates typically decline as market rates increase and increase as market rates decline. The Funds typically purchase such issues directly from the issuing agency. The market for such obligations is liquid to the extent of the active participation in the secondary market of securities dealers and a variety of investors.

     Loan Transactions -- Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other securities transactions. Loans of portfolio securities of a Fund will be made (if at all) in strictest conformity with applicable federal and state rules and regulations. The purpose of a loan transaction is to afford a Fund the opportunity to continue to earn income in addition to the income on the securities loaned.

     The Trustees understand that it is the current view of the staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended by the Trustees from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trustees to be of good standing and will not be made unless, in the judgment of the Fund's Asset Manager made pursuant to standards adopted by the Trustees, the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

     The cash collateral acquired through loan transactions may be invested in any obligation in which the applicable Fund is authorized to invest in accordance with its investment objectives. The investment of the cash collateral in other obligations subjects that investment as well as the security loaned to market forces, i.e., capital appreciation or depreciation, just like any other portfolio security.

     Mortgage-Related Securities -- Mortgage-related securities or pass-throughs are certificates issued by governmental, government-related and private organizations which are backed by pools of mortgage loans. These mortgage loans are made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments which in effect are a "pass-through" of the monthly payments of principal and interest made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates.
The principal governmental issuer of such securities is the Government National Mortgage Association (GNMA), which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks, and the Federal National Mortgage Association (FNMA), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to the GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no even later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guaranty is solely the obligation of the FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     (4) Mortgage-related securities issued by private organizations. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. Certain Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Asset Manager of the Fund determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the mortgages in the underlying pool of mortgages.

     Municipal Bonds -- Municipal bonds are of three principal types:
General Obligation Bonds, generally issued by states, counties, cities, towns and regional districts, the proceeds of which are used to fund a wide range of public projects; Revenue Bonds, the principal security for which is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source; and Industrial Development Bonds, which are considered municipal bonds if the interest paid is exempt from federal income taxes, and which are issued by or on behalf of public authorities to raise money to finance public facilities and privately-operated facilities for business, manufacturing and housing.

     Investments in municipal securities involve risks that differ from other domestic securities. There could be economic, business or political developments which might affect all municipal obligations of a similar type.

     For purposes of the investment restrictions set forth in the section entitled "Investment Restrictions," the identification of the "issuer" of municipal bonds which are not general obligation bonds is made by the Asset Manager on the basis of the characteristics of the obligation as either general obligation, revenue or industrial development bonds, the most significant of which is the source of the funds for the payment of principal and interest on such securities.

     Although the Funds do not currently invest more than 25% of their assets in municipal bonds issued by public housing authorities, state and local housing finance authorities, and municipal utilities systems and industrial development and pollution control bonds, they may do so at some point in the future. Since such municipal bonds are not general obligations of the issuer, they may be more subject to political and economic changes which may impair their ability to make interest and principal payments.

     The liquidity of lease rental obligations will be determined based on a variety of factors which may include, among others:
(1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; and (5) the rating assigned to the obligation by an established rating agency or the Asset Manager.

     Generally, industrial development bonds are not backed by the credit of any governmental or public authority. The Funds may invest in uncollateralized industrial development bonds which the Asset Manager has determined to be of a quality equivalent to bonds rated not less than A by Moody's or Standard & Poor's. The Funds may invest in industrial development bonds collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The Funds may also invest in variable rate industrial development bonds, most of which permit the holder thereof to receive the principal amount on demand upon seven days notice.

     Municipal notes include Tax Anticipation Notes, issued to finance working capital needs of municipalities; Revenue Anticipation Notes, issued in expectation of receipt of other types of revenue; Bond Anticipation Notes, issued to provide interim financing until long-term bond financing can be arranged; Construction Loan Notes, sold to provide construction financing; and Tax-Exempt Commercial Paper, a short-term obligation with a stated maturity of 365 days or less issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing. The Funds may invest in municipal bonds carrying a guarantee or insured by the U.S. government as to the payment of principal and interest, or which are fully collateralized by an escrow of U.S. government securities.
Such collateralized bonds are commonly known as defeasance bonds.

     Obligations of Domestic and Foreign Banks -- Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

     Puts and Calls -- In addition to writing covered call options and covered put options, and engaging in closing purchase transactions with respect thereto as described above, the Equity Funds, other than the International Equity Fund may purchase options on individual stocks, equity indices and equity index futures contracts and the Income Funds may purchase options on individual bonds and on interest rate future contracts. A put option (sometimes called a "standby commitment") gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a financial instrument or index or futures contract on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a financial instrument, index or futures contract on or before a fixed date, at a predetermined price.

     A Fund may purchase put and call options to provide protection against the adverse affects of changes in the general level of prices in the markets in which the Fund operates. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the financial instrument, index or futures contract increased by an amount in excess of the premium paid. It would realize a loss if the price of the financial instrument, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the financial instrument, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the financial instrument, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would then represent a realized loss to the Fund.

     The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation for the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more or less than the cost of the option.

     Ratings of Commercial Paper -- Commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position with the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation for the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earning over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Ratings of Debt Instruments -- The four highest ratings of Moody's for debt instruments: Aaa, Aa, A, and Baa are considered to be investment grade. Debt rated Aaa is judged by Moody's to be of the best quality. Debt rated Aa is judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than the best debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Debt which is rated A by Moody's possesses many favorable investment attributes and is considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated debt are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt that is rated Baa is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and, in fact, has speculative characteristics as well. Debt that is rated Ba is judged to have speculative elements and a future which cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     The four highest ratings (investment grade) of S&P for debt instruments are AAA, AA, A, and BBB. Debt rated AAA has the highest rating assigned by S&P to an obligation. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Debt rated A has a strong capacity to pay principal and interest, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Debt rated BBB is considered on the borderline between definitely sound obligations and obligations where the speculative element begins to predominate.
Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among the bonds deemed to be speculative.

          The Bond Fund and the Short and Intermediate Bond Fund may each invest without limitation in debt securities that are rated as low as BB by S&P or Ba by Moody's. Such securities are frequently referred to as "junk bonds." Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). Junk bonds are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates.

          Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of a Fund's portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing bonds.

     During the fiscal year ended December 31, 1996, the weighted average ratings of the debt obligations held by the Bond Fund and the Short and Intermediate Bond Fund, expressed as a percentage of each Fund's total investments, were as follows:

                       Percentage of Total Investments of:

                                               Short and
  Ratings                Bond Fund            Intermediate
                                               Bond Fund
 Government and
 AAA/Aaa                    14%                   50%
 AA/Aa                       3%                    5%
 A/A                         6%                   18%
 BBB/Baa                    61%                   22%
 BB/Ba                       9%                    5%
 Not rated                   7%                    -

     Repurchase Agreements -- Pursuant to guidelines approved and periodically reviewed by the Trustees, a Fund may enter into repurchase agreements with such banking institutions and securities dealers as have been approved by the Trustees. A Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. A repurchase agreement, which provides a means for the Fund to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government security ("Government Obligation") and the seller agrees, at the time of sale, to repurchase the Government Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government Obligation subject to the repurchase agreement. Government Obligations will be held by the Custodian or in the Federal Reserve Book Entry System. For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Government Obligation subject to the repurchase agreement. The Funds' investment restriction which limits lending by the Funds specifically exempts repurchase transactions. It is not clear whether a court would consider the Government Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Government Obligation before the repurchase of the Government Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Government Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Government Obligation, the Fund may be required to return the Government Obligation to the seller's assets and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Trustees seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Government Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Government Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Government Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Government Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. The seller may not be contractually bound to deliver additional securities.

     In addition to repurchase agreements with respect to U.S.
Government Obligations described above, the Intermediate Mortgage
Fund may also invest in repurchase agreements pertaining to the types of securities in which it may invest.

     Rights and Warrants -- Rights are short-term warrants issued in conjunction with new stock issues. Warrants give the holder the right to purchase an issuer's securities at a stated price during a stated term. The Funds' ability to invest in rights and warrants is limited by their operating policies--see "Investment Restrictions."

     Short Sales -- When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security. To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the security. The Fund may, but will not necessarily, receive interest on such proceeds. The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security. The Fund's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or liquid high-grade debt obligations acceptable to the broker.

     If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

     U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only with respect to their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

     U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian-American Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert or claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Variable Rate Securities -- Variable rate securities are debt securities which have no fixed coupon rate. The amount of interest to be paid to the holder typically is contingent upon another specified rate, such as the yield on 90-day Treasury bills. Variable rate securities may also include debt with an interest rate which resets in the opposite direction of the rate of the index upon which it is contingent. See "Other Information - Inverse Floating Obligations."

     "When-Issued" Securities--Certain of the Funds may, from time to time, purchase securities on a "when-issued" basis. The price of "when-issued" securities is fixed at the time the commitment to purchase is made, but delivery and payment for the "when-issued" securities take place at a later date. Normally, the settlement date occurs within one to two months of the date of purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition the risk of decline in value of the Fund's other assets. While "when-issued" securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a "when-issued" basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for "when-issued" securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     Purchase and sale of securities on a "forward commitment" basis includes purchase of "when-issued" securities and involves a commitment by a Fund to purchase or sell particular securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with "when-issued" securities, these transactions involve certain risks to a Fund, but they also enable a Fund to hedge against anticipated changes in interest rates and prices.

                    XIV. PERFORMANCE INFORMATION

     Total Return Computations As indicated in the Prospectus, the Funds may include in advertisements or sales literature certain total return and yield information computed in the manner described in the Prospectus. The following chart sets forth the average annual total return quotations for each of the Funds for certain specified periods of time ending December 31, 1996.



                                                   Annual -
                                                     ized
                                                     Since
                                                    Commen-
                                   Annual- Annual-  cement
                                   ized 5  ized    of Opera-
                                   Years   10        tions   Commence-
       NAME OF FUND        1 Year          Years             ment Date
Income Equity Fund          17.08%  14.45%  12.46%    14.57%   10/31/84
Capital Appreciation Fund   13.73%  14.04%  14.66%    15.48%    6/30/84
Special Equity Fund         24.75%  17.42%  17.60%    16.47%    6/30/84
International Equity Fund   12.77%  14.02%  10.62%    14.30%   12/31/85
Short Government Fund        3.89%   2.90%      NA     5.21%   10/31/87
Short & Int. Bond Fund       4.15%   5.94%   6.97%     8.56%    6/30/84
Intermediate Mortgage Fund   3.33%   2.27%   6.36%     7.13%    5/31/86
Bond Fund                    4.97%   8.94%   9.36%    11.37%    6/30/84
Global Bond Fund             4.39%      NA      NA     7.48%    3/25/94

 * The performance figures shown are calculated beginning with each Fund's first full month of operation, with the exception of the Global Bond Fund which is shown as of its actual inception dates. Rates of return for the Funds are net of all direct fees and expenses and (except for the Global Bond Fund) have been restated to show the effect that each Fund's present advisory fee expenses would have had on performance.

     The average annual total return ("T") is computed by using the redeemable value of the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula: P(1+T)n=ERV.

     Yield Computations (Income Equity Fund and the Income Funds).
As indicated in the Prospectuses, the Equity and the Income Funds may advertise or include in sales literature yield quotations based on a 30-day period. "Yield" refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                 a - b    6
     YIELD = 2[(  c*d  +1) - 1]



For these purposes, a equals dividends and interest earned during the period; b equals expenses accrued for the period (net of reimbursements); c equals the average daily number of shares outstanding during the period that were entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The Funds' yield figures are based on historical earnings and are not intended to indicate future performance. For the 30-day period ended December 31, 1996, the annualized yield of the Income Equity Fund and each of the Income Funds, was as follows:

                                              30-Day
                                              Annualized Yield
Fund                                          at 12/31/96
Income Equity Fund                            2.67%
Short Government Fund                         5.08%
Short and Intermediate
  Bond Fund                                   5.24%
Intermediate Mortgage Fund                    5.64%
Bond Fund                                     6.39%
Global Bond Fund                              4.66%

Performance Comparisons

     As set forth in the Prospectus, the performance of any of the Funds may be compared to the performance of other mutual funds having similar objectives, expressed as a ranking prepared by independent services or publications that monitor the performance of mutual funds such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc., and IBC Money Fund Report. In addition, any Fund's performance may be compared to that of various unmanaged indices such as the Standard & Poor's 500 Stock Price Index or the Dow Jones Industrial Average.

     "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication prepared by Lipper, which tracks net assets, total return, principal return and yield on approximately 950 fixed-income mutual funds offered in the United States. Lipper also prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper.

     Morningstar, Inc., a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets.

     From time to time, in reports and sales literature, the Funds may compare their performance, risk quality and liquidity characteristics to money market funds, treasury bills and notes, GIC's and various indices of unmanaged securities. Charts may be shown depicting the relative yield and risk relationships between the Fund and these indices. In general, instruments with shorter maturities or durations tend to be less risky (have lower price volatility) than those with longer maturities or durations. Risk and yield tend to be greater for corporate issues than for government securities or money market funds. Money market funds invest only in high quality instruments that are denominated in U.S. dollars and that have relatively short periods to maturity. Accordingly, money market funds tend to have fairly low risk and price volatility. The indices used, and the basis for these comparisons, may include:

     The IBC Money Market Fund Index, prepared IBC Financial Data, Inc. in "IBC's Money Market Fund Report," a weekly publication which tracks net assets, yield, maturity and portfolio holdings on approximately 700 money market funds offered in the U.S. Yields quoted on the IBC index are based on a 30-day period.

     Two-year Treasury notes or one-year Treasury bills, as quoted in the Wall Street Journal or by other financial institutions such as T. Rowe Price Associates, Inc. Yields on these indices are generally higher than on money market funds, but carry higher risk due to their longer durations.

     Three Year GIC index, as quoted in the Wall Street Journal and prepared by T. Rowe Price Associates, Inc. In general, GICs will be riskier than comparable maturity government issues or money funds, and will have a higher yield. While GICs do carry "guarantees" as to the repayment of principal, these guarantees are only backed by the company which underwrites the contract, and could possibly default. In addition, GICs can be considered illiquid due to their contractual terms; however their price volatility is relatively stable as a result of this.

     Unmanaged government and corporate indices published by Merrill Lynch, Pierce, Fenner & Smith, Inc. Indices which may be compared to the Short Government Fund include the Merrill Lynch 1-10 Year High Quality Corporate Bond Index and the Corporate Master Index. These indices are published in the Wall Street Journal as well as in Merrill Lynch's "Taxable Bond Indices", a monthly publication which lists principal, coupon and total return on over 100 different taxable indices tracked by Merrill Lynch.

                      XV. FINANCIAL STATEMENTS

     The audited Financial Statements and the Notes thereto for The Managers Funds, and the auditor's reports of Coopers & Lybrand L.L.P., independent public accountants, are herein incorporated by reference from The Managers Funds' Annual Reports dated December 31, 1996.

_______________________________
1Trustee who is an "interested person" of the Trust (as defined in Section
      2(a)(19) of the 1940 Act).